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                                 EXHIBIT 99.37











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[LOGO]POPULAR                                                             [LOGO]
      ABS, INC.(SM)                                                        FBR

                                 POPULAR 2005-5
                         STRESS RUNS FOR MV-2 AND MV-5

                                 ------------------------------------------------- -------------------------------------------------
                                                       MV-2                                               MV-5
                                 ------------------------------------------------- -------------------------------------------------
                                       MIN 0                                             MIN 0
           FWD LIBOR/SWAP SHIFT      -200 BP           0 BP            200 BP          -200 BP            0 BP          200 BP
                         PREPAY  1.00x Base Case  1.00x Base Case  1.00x Base Case 1.00x Base Case  1.00x Base Case  1.00x Base Case

             Loss Severity: 40%
      Recovery Delay: 12 months
         % CUM LOSS YIELD BREAK       18.63%          17.52%            2.95%           14.56%          13.39%           2.95%
              CDR - YIELD BREAK       25.30           22.90             2.60            17.37           15.41            2.60
% CUM LOSS 1ST $ PRINCIPAL LOSS       18.59%          17.47%           15.19%           14.52%          13.34%          10.97%
     CDR - 1ST $ PRINCIPAL LOSS       25.21           22.80            18.43            17.29           15.32           11.78

             Loss Severity: 50%  Do NOT explicitly calc. Interpolate please.       Do NOT explicitly calc. Interpolate please.
      Recovery Delay: 12 months
         % CUM LOSS YIELD BREAK       19.33%          18.14%            3.02%           15.09%          13.86%           3.02%
              CDR - YIELD BREAK       20.33           18.47             2.19            14.21           12.65            2.19
% CUM LOSS 1ST $ PRINCIPAL LOSS       19.28%          18.09%           15.68%           15.03%          13.80%          11.33%
     CDR - 1ST $ PRINCIPAL LOSS       20.26           18.39            14.97            14.14           12.57            9.74

             Loss Severity: 60%
      Recovery Delay: 12 months
         % CUM LOSS YIELD BREAK       20.02%          18.76%            3.08%           15.61%          14.33%           3.08%
              CDR - YIELD BREAK       15.36           14.03             1.77            11.04            9.88            1.77
% CUM LOSS 1ST $ PRINCIPAL LOSS       19.97%          18.71%           16.17%           15.55%          14.26%          11.68%
     CDR - 1ST $ PRINCIPAL LOSS       15.31           13.97            11.51            10.98            9.82            7.69

             Loss Severity: 40%
  Recovery Delay: 12 months. NO
                        ADVANCE
         % CUM LOSS YIELD BREAK       16.55%          15.01%            2.47%           12.85%          11.45%           2.48%
              CDR - YIELD BREAK       20.99           18.11             2.15            14.58           12.47            2.16
% CUM LOSS 1ST $ PRINCIPAL LOSS       16.51%          14.96%           12.70%           12.80%          11.40%           9.13%
     CDR - 1ST $ PRINCIPAL LOSS       20.91           18.03             14.3            14.50           12.39            9.33

             Loss Severity: 50%  Do NOT explicitly calc. Interpolate please.       Do NOT explicitly calc. Interpolate please.
  Recovery Delay: 12 months. NO
                        ADVANCE
         % CUM LOSS YIELD BREAK       17.42%          15.88%            2.59%           13.53%          12.12%           2.60%
              CDR - YIELD BREAK       17.28           15.09             1.85            12.19           10.53            1.86
% CUM LOSS 1ST $ PRINCIPAL LOSS       17.37%          15.83%           13.42%           13.47%          12.06%           9.66%
     CDR - 1ST $ PRINCIPAL LOSS       17.22           15.02            12.01            12.13           10.47            7.94

             Loss Severity: 60%
  Recovery Delay: 12 months. NO
                        ADVANCE
         % CUM LOSS YIELD BREAK       18.28%          16.76%            2.71%           14.21%          12.79%           2.71%
              CDR - YIELD BREAK       13.57           12.07             1.55             9.80            8.59            1.55
% CUM LOSS 1ST $ PRINCIPAL LOSS       18.23%          16.69%           14.14%           14.15%          12.73%          10.19%
     CDR - 1ST $ PRINCIPAL LOSS       13.52           12.01             9.71             9.75            8.54            6.54

PREPAY STRESS

                                       MIN 0                                             MIN 0
           FWD LIBOR/SWAP SHIFT      -200 BP           0 BP            200 BP          -200 BP            0 BP          200 BP
                         PREPAY  2.00x Base Case  1.00x Base Case  0.50x Base Case 2.00x Base Case  1.00x Base Case  0.50x Base Case

             Loss Severity: 50%
      Recovery Delay: 12 months
         % CUM LOSS YIELD BREAK       15.03%          18.25%            9.37%           10.22%          13.94%           9.37%
              CDR - YIELD BREAK       29.44           17.40             3.59            18.72           12.04            3.59
% CUM LOSS 1ST $ PRINCIPAL LOSS       15.02%          18.19%           22.22%           10.20%          13.87%          18.64%
     CDR - 1ST $ PRINCIPAL LOSS       29.40           17.32            11.81            18.67           11.96            8.93

             Loss Severity: 50%
  Recovery Delay: 12 months. NO
                        ADVANCE
         % CUM LOSS YIELD BREAK       13.79%          16.00%            8.16%            9.32%          12.22%           8.16%
              CDR - YIELD BREAK       26.53           14.48             3.05            16.86           10.17            3.05
% CUM LOSS 1ST $ PRINCIPAL LOSS       13.77%          15.95%           19.40%            9.30%          12.16%          16.21%
     CDR - 1ST $ PRINCIPAL LOSS       26.49           14.41             9.49            16.81           10.11            7.28
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ASSUMPTIONS
Severity: As noted
Recovery: As noted
Triggers Set to fail
Run to Maturity
Defaults are in addition to prepays
Base Case Prepays according to Pricing Speed
Advance: As noted
Forward LIBOR: Term Sheet Assumption

DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.